LONG-TERM DEBT (Disclosure of long-term debt) (Details) - CAD ($)	Mar. 31, 2026	Mar. 31, 2025	Feb. 10, 2022
Debt instruments held [abstract]
First mortgage payable in monthly installments of $43,764 including interest at 5% per annum. Balance fully repaid on May 15, 2025 using the proceeds from the sale of 24 Corporate Court.	$ 0	$ 346,747	$ 1,949,000
Less current portion	0	(346,747)
Total long-term debt	$ 0	$ 0